UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 15, 2006

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04   Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

Among other restrictions, the insider trading policy of Newfield Exploration Company (“Newfield”) generally prohibits all directors, officers and employees of Newfield and its subsidiaries from trading in Newfield’s securities during the period beginning on the first day of each calendar quarter and ending at the close of trading on the second trading day following the release of Newfield’s earnings announcement for that quarter. During this period participants in Newfield’s 401(k) plan are prohibited from changing the percentage of future contributions to be invested in the Newfield common stock investment option under the plan and from transferring or reallocating prior contributions from or to the Newfield common stock investment option. As a result, a “blackout period” (as defined in Regulation BTR promulgated under the Securities Exchange Act of 1934) will commence on July 1, 2006 and will end after the close of trading on the second trading day following the release of Newfield’s quarterly earnings announcement for the quarterly period ended June 30, 2006. Newfield currently expects to release its quarterly earnings announcement during the week of July 23, 2006. Executive officers and directors of Newfield may continue to be subject to restrictions on transactions in Newfield securities after the close of trading on the second trading day following such announcement as a result of a separately announced blackout period described in the last paragraph of this item.

Inquiries about the blackout period may be directed to C. William Austin by phone at (281) 847-6069 or in writing to Newfield Exploration Company, 363 N. Sam Houston Parkway E., Suite 2020, Houston, Texas 77060.

On June 5, 2006, Newfield notified its directors and executive officers of a blackout period with respect to the Newfield Exploration Company 401(k) Plan. This blackout period also is expected to begin on July 1, 2006 and is expected to end during the week of July 23, 2006. Restrictions imposed on Newfield’s executive officers and directors as a result of the blackout period described in this paragraph are unaffected by the commencement or end of the blackout period described in the first paragraph of this item. For more information on the blackout period described in this paragraph, please see Newfield’s current report on Form 8-K filed with the SEC on June 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: June 15, 2006	By:	/s/ BRIAN L. RICKMERS
Brian L. Rickmers
Controller

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